UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2019, Julie C. Albrecht, who had been named CFO-elect in December 2018, assumed responsibilities as the Company's Vice President and Chief Financial Officer. Mrs. Albrecht replaces Barry L. Saunders, Senior Vice President and most recent CFO, who is retiring from Sonoco on April 1. These events were previously disclosed in the Company's Form 8-K filed on December 3, 2018, which is incorporated herein by reference.

Compensation arrangements for Mrs. Albrecht, effective March 1, 2019, include an annual base salary of $483,000, a performance-based annual cash incentive equal to 70% of base pay at target achievement, and a one-time officer grant of $150,000 of restricted stock units. This grant has a five year vesting schedule and will vest in one-third increments on the 3rd, 4th and 5th anniversary of the grant date.

On February 13, 2019, the Executive Compensation Committee of Sonoco's Board of Directors approved the following equity awards for Mrs. Albrecht under the Sonoco Products Company 2014 Long-Term Incentive Plan, in anticipation of her assuming the responsibilities of the Company's Vice President and Chief Financial Officer effective March 1, 2019:

Stock-Settled Stock Appreciation Rights	Restricted Stock Units	Performance Contingent Restricted Stock Unit Awards
		Threshold	Target	Maximum
24,097	3,473	3,569	7,138	14,276

Information regarding the grant features and other provisions of the above equity awards are provided in the Company's Form 8-K filed on February 19, 2019, which is incorporated herein by reference.

In addition, Mrs. Albrecht participates in the Company’s performance-based annual cash incentive plan, long-term equity incentive plan, nonqualified deferred compensation plan for corporate officers, defined contribution supplemental executive retirement plan, and executive life insurance program, all of which are described under “Executive Compensation” in the Company’s proxy statement for the 2018 Annual Meeting of Shareholders filed March 16, 2018, and will also be described under “Executive Compensation” in the Company’s proxy statement for the 2019 Annual Meeting of Shareholders, which is expected to be filed on or about March 18, 2019, which information is incorporated herein by reference.

Section 8 – Other Events
Item 8.01 Other Events.

For additional information regarding the foregoing, please see the Registrant’s news release dated March 1, 2019, announcing that Julie C. Albrecht has assumed responsibilities as the Company's Vice President and Chief Financial Officer.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99  Registrant's news release dated March 1, 2019, announcing that Julie C. Albrecht has assumed responsibilities as the Company's Vice President and Chief Financial Officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: March 1, 2019	By:	/s/ Julie C. Albrecht
Julie C. Albrecht
Vice President and Chief Financial Officer